SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 22, 2005
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

300 High Street Hamilton, Ohio (Address of principal executive offices)	45011 (Zip Code)
Registrant’s telephone number, including area code: (513) 867-5447
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.
Item 1.01. Entry Into a Material Definitive Agreement.
On November 22, 2005 the Board of Directors of First Financial Bancorp. (the “Company”) approved certain changes to the Company’s compensation program for non-employee members of the Board of Directors. The changes will be effective January 1, 2006, while certain changes in stock awards will be subject to shareholder approval at the Company’s next annual meeting of shareholders. A summary describing the elements of such compensation is attached as Exhibit 10.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          10.1 Summary of Compensation Payable to Non-Employee Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: November 29, 2005